As filed with the Securities and Exchange Commission on February 12, 2004

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15202	22-1867895

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operation and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 12. Results of Operation and Financial Condition

     Reference is made to the press release of W. R. Berkley Corporation (the “Company”) relating to the announcement of the Company’s results of operations for the fourth quarter of 2003 and the year then ended. The press release was issued on February 11, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By:	/s/ Eugene G. Ballard
	Name:	Eugene G. Ballard
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: February 11, 2004

EXHIBIT INDEX

Exhibit:

99.1	Press Release dated February 11, 2004